Registration No. 333-
========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                                        38-0549190
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

         The American Road
         Dearborn, Michigan                              48121-1899
 (Address of principal executive offices)                (Zip Code)


                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES
                            (Full title of the Plan)

                              J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                The American Road
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

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                                                    CALCULATION OF REGISTRATION FEE

-------------------------- -------------------- ------------------------- ---------------------------- ----------------------
                                                   Proposed maximum           Proposed maximum
Title of securities           Amount to be         offering price per        aggregate offering               Amount of
to be registered              registered*              share**                     price**                 registration fee
-------------------------- -------------------- ------------------------- ---------------------------- ----------------------
Common Stock,                  13,000,000
$1.00 par value                  shares               $51.5625                   $670,312,500               $186,346.88
-------------------------- -------------------- ------------------------- ---------------------------- ======================
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     *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by Fidelity
Management Trust Company, as trustee under the Master Trust established as of
September 30, 1995, as amended, and as trustee under the Plan, during 1999 and during subsequent years until a new Registration Statement becomes effective.

     **Based on the market price of Common Stock of the Company on August 25, 1999 in accordance with Rule 457(c) under the Securities Act of 1933.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

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                                                                 - 2 -


                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES
                     --------------------------------------

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

      The contents of Registration Statements Nos. 333-58695, 333-49545, 333-47443, 333-28181, 33-64607, 33-54735, 33-54275, 33-50194, 33-36061,
33-14951 and 2-95020 are incorporated herein by reference.

                             ----------------------


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

Exhibit 4.A  -      Ford Motor Company Savings and Stock Investment Plan for
                    Salaried Employees.  Filed as Exhibit 4.A to Registration
                    Statement No. 33-64607 and incorporated herein by reference.

Exhibit 4.B  -      Copy of Amendment effective as of January 1, 1997 to the
                    Savings and Stock Investment Plan for Salaried Employees.
                    Filed as Exhibit 4.B to Registration Statement No.333-47443 and incorporated herein by reference.

Exhibit 4.C  -      Copy of Amendment effective as of March  2, 1998 to the
                    Savings and Stock Investment Plan for Salaried Employees.
                    Filed as Exhibit 4.C to Registration Statement No.333-47443 and incorporated herein by reference.

Exhibit 4.D  -      Copy of Master Trust Agreement dated as of
                    September 30, 1995 between Ford Motor Company and Fidelity
                    Management Trust Company, as Trustee. Filed as Exhibit 4.B to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.E  -      Copy of Amendment dated October 25, 1997 to Master Trust
                    Agreement between Ford Motor Company and Fidelity
                    Management Trust Company, as Trustee. Filed as Exhibit 4.E to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.F  -      Copy of Amendment dated March 3, 1998 to Master Trust
                    Agreement between Ford Motor Company and Fidelity
                    Management Trust Company, as Trustee. Filed as Exhibit 4.F to Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.A  -      Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

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Exhibit 5.B  -      Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5.B to Registration Statement No. 333-28181 and incorporated herein by reference.

Exhibit 15   -      Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23   -      Consent of Independent Certified Public Accountants.
                    Filed with this Registration Statement.

Exhibit 24.A -      Powers of Attorney authorizing signature.  Filed as Exhibit
                    24 to Registration Statement No. 333-86035 and incorporated herein by reference.

Exhibit 24.B -      Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney. Filed with this Registration Statement.

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                                   SIGNATURES


    The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 30th day of August, 1999.



                              FORD MOTOR COMPANY SAVINGS AND STOCK
                              INVESTMENT PLAN FOR SALARIED EMPLOYEES


                              By:/s/Lee Freeman
                                 ---------------------------------
                                 Lee Freeman,Member
                                 Savings and Stock Investment Plan Committee

    The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 30th day of August, 1999.


                                     FORD MOTOR COMPANY

                                     By:  Jacques A. Nasser*
                                        ------------------------------------
                                        Jacques A. Nasser
                                        Chief Executive Officer and President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

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Signature                                    Title                                             Date
---------                                    -----                                             ----


                                             Director, Chief Executive Officer
Jacques A. Nasser*                           and President (principal executive officer)       August 30, 1999
----------------------------
(Jacques A. Nasser)



                                             Director, Chairman of the Board                   August 30, 1999
                                             of Directors, Chairman of the Finance
                                             Committee, Chairman of the Organization
                                             Review and Nominating Committee and
                                             Chairman of he Environmental and
William Clay Ford, Jr.*                      Public Policy Committee
----------------------------
(William Clay Ford, Jr.)


                                             Director and Chairman of the Compensation         August 30, 1999
Michael D. Dingman*                          and Option Committee
----------------------------
(Michael D. Dingman)



Edsel B. Ford II*                            Director                                          August 30, 1999
----------------------------
(Edsel B. Ford II)



William Clay Ford*                           Director                                          August 30, 1999
----------------------------
(William Clay Ford)


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Signature                                    Title                                             Date
---------                                    -----                                             ----


                                             Director and Chairman of                          August 30, 1999
Irvine O. Hockaday, Jr*                      the Audit Committee
-----------------------------
(Irvine O. Hockaday, Jr.)


Marie-Josee Kravis*                          Director                                          August 30, 1999
-----------------------------
(Marie-Josee Kravis)



Ellen R. Marram*                             Director                                          August 30, 1999
-----------------------------
(Ellen R. Marram)



Homer A. Neal*                               Director                                          August 30, 1999
-----------------------------
(Homer A. Neal)



Carl E. Reichardt*                           Director                                          August 30, 1999
-----------------------------
(Carl E. Reichardt)



John L. Thornton*                            Director                                          August 30, 1999
-----------------------------
(John L. Thornton)


                                             Vice Chairman and                                 August 30, 1999
                                             Chief Financial Officer
W. Wayne Booker*                             (principal financial officer)
-----------------------------
(W. Wayne Booker)


                                             Vice President and Controlle                      August 30, 1999
William A. Swift*                            (principal accounting officer)
-----------------------------
(William A. Swift)



*By:/s/K. S. Lamping
-----------------------------
(K. S. Lamping,
   Attorney-in-Fact)

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                                  EXHIBIT INDEX
                                                                                                               Sequential Page
                                                                                                               at Which Found
                                                                                                               (or Incorporated
                                                                                                                by Reference)

Exhibit 4.A  -      Ford Motor Company Savings and Stock Investment Plan for
                    Salaried Employees.  Filed as Exhibit 4.A to Registration
                    Statement No. 33-64607 and incorporated herein by reference.

Exhibit 4.B  -      Copy of Amendment effective as of January 1, 1997 to the
                    Savings and Stock Investment Plan for Salaried Employees.
                    Filed as Exhibit 4.B to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.C  -      Copy of Amendment effective as of March  2, 1998 to the
                    Savings and Stock Investment Plan for Salaried Employees.
                    Filed as Exhibit 4.C to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.D  -      Copy of Master Trust Agreement dated as of September 30, 1995 between Ford Motor Company and Fidelity Management Trust
                    Company, as Trustee.  Filed as Exhibit 4.B to Registration
                    Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.E  -      Copy of Amendment dated October 25, 1997 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee.  Filed as Exhibit 4.E to
                    Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.F  -      Copy of Amendment dated March 3, 1998 to Master Trust Agreement between Ford Motor Company and Fidelity Management Trust
                    Company, as Trustee.  Filed as Exhibit 4.F to Registration
                    Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.A  -      Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B  -      Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue
                    Code.  Filed as Exhibit 5.B to Registration Statement No.
                    333-28181 and incorporated herein by reference.

Exhibit 15   -      Letter from Independent Certified Public Accountants regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23   -      Consent of Independent Certified Public Accountants.  Filed
                    with this Registration Statement.

Exhibit 24.A -      Powers of Attorney authorizing signature.  Filed as Exhibit
                    24 to Registration Statement No. 333-86035 and incorporated herein by reference.

Exhibit 24.B -      Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney.   Filed with this
                    Registration Statement.

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